Third Quarter 2007 October 24, 2007 Earnings Conference Call

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward- looking statements. Important factors that could cause such differences include, among others, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to customer acceptance or competition, customer retention levels, unexpected volume declines, loss of key customers in the Supply Chain Solutions (SCS) business segment, our failure to successfully implement sales growth initiatives in our Fleet Management Solutions business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, changes in economic and market conditions affecting the commercial rental market or the sale of used vehicles, the effect of severe weather events, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates, reserve and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, sudden or unusual changes in fuel prices, availability of qualified drivers, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Third Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

3rd Quarter Results Overview Earnings per diluted share were $1.11 versus $1.06 in 3Q06 3Q07 included $0.03 net charge for restructuring costs, partially offset by gain on property sale 3Q06 included $0.06 related to pension accounting charge Comparable earnings per diluted share were $1.14, up 2% from $1.12 in 3Q06 Total revenue up 2% (and operating revenue up 3%) as a result of contractual revenue growth in the Supply Chain and Fleet Management Solutions business segments as well as favorable foreign exchange rate movements Fleet Management Solutions (FMS) total revenue down 1% (but operating revenue up 1%) vs. prior year Fuel revenue down 5% Foreign exchange impact of 1% Contractual revenue increased 7% Full service lease revenue up 7% and contract maintenance revenue up 10% Commercial rental revenue down 15% FMS net before tax earnings (NBT) down 10% FMS NBT percent of operating revenue down 150 basis points to 12.3% FMS earnings negatively impacted by lower commercial rental, used vehicle sales and fuel results. Negative impacts partially offset by improved contractual business performance, and lower expenses for pension, sales/marketing and depreciation policy changes

3rd Quarter Results Overview (cont'd) Supply Chain Solutions (SCS) total revenue up 8% (and operating revenue up 9%) vs. prior year, reflecting new/expanded business particularly in international markets, partially offset by a significant automotive plant closure and lower volumes in U.S. high tech/telecom SCS net before tax earnings (NBT) up 6% SCS NBT percent of operating revenue down 20 basis points to 5.3% SCS earnings positively impacted by new/expanded business and lower incentive- based compensation, partially offset by the automotive plant closure Dedicated Contract Carriage (DCC) total revenue down 2% (and operating revenue down 1%) vs. prior year due to decreased subcontracted transportation revenue and non-renewal of customer contracts DCC net before tax earnings (NBT) up 5% DCC NBT percent of operating revenue up 50 basis points to 8.8% DCC earnings positively impacted by improved operating performance and lower incentive-based compensation

Key Financial Statistics Third Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable net earnings exclude third quarter restructuring costs and property gain in 2007 and pension charge in 2006. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions, Except Per Share Amounts)

Key Financial Statistics Year-to-Date (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable net earnings exclude third quarter restructuring costs and property gain in 2007 and pension charge in 2006. (2) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the business and as a measure of sales activity. Fuel services revenue net of related intersegment billings, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. Subcontracted transportation revenue is excluded from the operating revenue computation as it is largely a pass through to customers and the Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions, Except Per Share Amounts)

Business Segment Third Quarter (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable net earnings exclude third quarter restructuring costs and property gain in 2007 and pension charge in 2006. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net and other items including gain on sale of property in 2007 and pension accounting charge in 2006; however, the applicable portion of the restructuring and other (charges)/recoveries, net and other items that related to each segment was as follows: FMS - $5.7, SCS - ($5.6), DCC - ($1.1) and CSS - ($0.9) in 2007; FMS - ($6.0) in 2006. ($ Millions)

Business Segment Year-to-Date ($ Millions) (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Comparable net earnings exclude third quarter restructuring costs and property gain in 2007 and tax changes and pension charge in 2006. (2) Our primary measure of segment financial performance excludes restructuring and other (charges)/recoveries, net and other items including gain on sale of property in 2007 and pension accounting charge in 2006; however, the applicable portion of the restructuring and other (charges)/recoveries, net and other items that related to each segment was as follows: FMS - $4.2, SCS - ($5.8), DCC - ($1.1) and CSS - ($0.9) in 2007; and FMS - ($5.9) and SCS - $0.1 in 2006.

Capital Expenditures Year-to-Date ($ Millions)

Cash Flow (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment Year-to-Date ($ Millions)

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $182 million as of 9/30/07, $201 million as of 12/31/06, and $221 million as of 9/30/06. (1) Non-GAAP financial measure. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $198 million at 9/30/07, $78 million at 12/31/06 and $92 million at 9/30/06. (2) Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. (1) (2) ($ Millions)

Contents Third Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

Asset Management Update (1) (1) All information presented on this page only is for the U.S. fleet and excludes Canadian and U.K. operations. The number of used vehicles sold in the third quarter was 6,581, up 38% compared with prior year Proceeds per unit for tractors and trucks were down 17% and 10%, respectively, in the third quarter compared with prior year Excluding wholesaling type activity, retail pricing for both tractors and trucks was down 3% from the prior year Units held for sale were 7,607 at quarter end, down 27% from 10,371 units held for sale at the end of the second quarter Vehicles no longer earning revenue were 7,638 at quarter end; down 3,047 from the end of the second quarter Vehicles no longer earning revenue were up 1,936 vs. prior year driven primarily by a higher used truck center inventory Average commercial rental fleet was down 12% year-over-year

Contents Third Quarter 2007 Results Overview Asset Management Update Earnings Outlook Q & A

Comparable EPS Forecast (1) (1) Non-GAAP financial measure. Excludes restructuring charge and gain on property sale in 2007, and tax changes and pension charge in 2006. ($ Earnings Per Share) Reaffirming full year 2007 comparable earnings forecast of $4.10 to $4.15 per share Current forecast for comparable EPS is as follows:

Q & A

Appendix Business Segment Detail Central Support Services Balance Sheet Asset Management Financial Indicators Forecast Non-GAAP Financial Measures & Reconciliations

Fleet Management Solutions (FMS) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Fleet Management Solutions (FMS) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the FMS business segment and as a measure of sales activity. Fuel services revenue, which is directly impacted by fluctuations in market fuel prices, is excluded from the operating revenue computation as fuel is largely a pass-through to customers for which the Company realizes minimal changes in profitability during periods of steady market fuel prices. However, profitability may be positively or negatively impacted by increases or decreases in market fuel prices during a short period of time as customer pricing for fuel services is established based on market fuel costs. ($ Millions)

Supply Chain Solutions (SCS) Third Quarter (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Supply Chain Solutions (SCS) Year-to-Date (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the SCS business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation. ($ Millions)

Dedicated Contract Carriage (DCC) Third Quarter ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Dedicated Contract Carriage (DCC) Year-to-Date ($ Millions) (a) The Company uses operating revenue, a non-GAAP financial measure, to evaluate the operating performance of the DCC business segment and as a measure of sales activity. Subcontracted transportation is deducted from total revenue to arrive at operating revenue as subcontracted transportation is largely a pass-through to customers. The Company realizes minimal changes in profitability as a result of fluctuations in subcontracted transportation.

Central Support Services (CSS) Third Quarter ($ Millions)

Central Support Services (CSS) Year-to-Date ($ Millions)

Balance Sheet ($ Millions)

Redeployments Extensions Early Terminations Early Replacements 3QYTD02 4279 3907 4342 815 3QYTD03 3752 3147 3554 710 3QYTD04 3808 2174 3891 1099 3QYTD05 3032 2910 3243 1198 3QYTD06 2827 3060 2951 1198 3QYTD07 3200 2924 3825 1647 Asset Management Update (a) (a) U.S. only (b) Excludes early terminations where customer purchases vehicle (b)

Assets Under Management (a) ($ Millions) (a) Assets under management represent the original cost of all vehicles owned and held under lease by Ryder. (b) Excludes impact of foreign exchange movements in 2007.

Financial Indicators Forecast (1) (1) Free Cash Flow and Obligations to Equity include acquisitions. Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. (4) Includes acquisition of Pollock NationaLease which closed in October 2007. ($ Millions) Free Cash Flow 1054 835 949 1091 1381 1183 1255 1635 Total Cash Generated (2) 2000 2001 2002 2003 2004 2005 2007 Forecast Midpoint Significant and predictable cash generation Invest in growth Increase assets under management Increase financial leverage 2006 Total Obligations to Equity Ratio (1)(2) Free Cash Flow Total Obligations 3450 2885 2233 1969 1944 2302 2895 3016 Equity 1253 1231 1108 1344 1510 1527 1721 1856 2000 2001 2002 2003 2004 2006 2007 Forecast Midpoint Memo: Assets Under Management 6,928 6,626 6,751 7,301 7,534 8,241 7,030 275% 201% 146% 129% 234% 151% 163% Total Obligations (2) 2005 168% 8,141 $1,760 2006 (444)

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation:

EPS and Net Earnings Reconciliation ($ Millions or $ Earnings Per Share) * Earnings per share amounts are calculated independently for each component and may not be additive due to rounding

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated using the effective income tax rate for the period exclusive of benefits from tax law changes recognized in 2006. (4) Represents shareholders' equity adjusted for discontinued operations, accounting changes and the tax benefits in those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. Note: Prior year has been restated to conform with current year presentation ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) Represents acquisition of Pollock NationaLease which closed in October 2007. (4) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. ($ Millions)

Debt to Equity Reconciliation ($ Millions) Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position.

Debt to Equity Reconciliation (1) The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. ($ Millions)